UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 12, 2025

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on November 12, 2025, Elme Communities, a Maryland real estate investment trust (the “Company”) completed the transactions contemplated by that certain a Purchase and Sale Agreement, dated August 1, 2025 (the “Purchase Agreement”), by and among the Company, WashREIT OP LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Seller”), Echo Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Seller (“Echo Sub”), CEVF VI Capitol Holdings, LLC, a Delaware limited liability company and CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability. Pursuant to the Purchase Agreement, Cortland acquired all of the equity interests of Echo Sub, for an aggregate purchase price of $1.606 billion in cash, subject to customary adjustments (the “Portfolio Sale Transaction”).

Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub held all of the equity interests of the Company’s subsidiaries that owned the following multifamily communities:

1.Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304
2.Clayborne, 820 South Columbus Street, Alexandria, VA 22314
3.Elme Alexandria, 205 Century Place, Alexandria, VA 22304
4.Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209
5.Park Adams, 2000 N Adams Street, Arlington, VA 22201
6.The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203
7.The Paramount, 1425 South Eads Street, Arlington, VA 22202
8.The Wellington, 1850 Columbia Pike, Arlington, VA 22204
9.Trove, 1201 South Ross St, Arlington, VA 22204
10.Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044
11.Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171
12.Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171
13.Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176
14.Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109
15.The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101
16.Yale West, 443 New York Avenue NW, Washington, DC 20001
17.Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329
18.Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080
19.Elme Eagles Landing, 860 and 900 Rock Quarry Road, Stockbridge, GA 30281

In the Company’s Current Report on Form 8-K (the “Initial 8-K”) announcing completion of the Portfolio Sale Transaction, which was filed with the Securities and Exchange Commission on November 13, 2025, the Company stated that it would file the unaudited pro forma financial statements of the Company that gives effect to the Portfolio Sale Transaction described above and required to be filed by Item 9.01(b) of Form 8-K. By this Form 8-K/A, the Company is amending the Initial 8-K to include the required pro forma financial information. Except as described in this Explanatory Note, no other information in the Initial 8-K is modified or hereby amended.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflecting the Portfolio Sale Transaction disposition described above and debt repayments are filed hereto:

1.Introduction
2.Elme Communities Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2025 and notes thereto.
3.Elme Communities Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2025 and the twelve months ended December 31, 2024 and notes thereto.
4.Elme Communities Unaudited Pro Forma Condensed Consolidated Statements of Comprehensive Income for the nine months ended September 30, 2025 and the twelve months ended December 31, 2024 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Senior Vice President and Chief Administrative Officer

November 18, 2025
(Date)

ELME COMMUNITIES
INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET,
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

On November 12, 2025, Elme Communities (“Elme”, “we” or the “Company”) completed the previously announced sale of Elme’s interests in Echo Sub LLC, a Delaware limited liability company (“Echo Sub”), for an aggregate contract sale price of $1.606 billion, subject to customary adjustments (the “Portfolio Sale Transaction”). Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub owned all the equity interests in the Elme subsidiaries that owned the following 19 multifamily properties (the “Cortland Portfolio”):

1Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304
2Clayborne, 820 South Columbus Street, Alexandria, VA 22314
3Elme Alexandria, 205 Century Place, Alexandria, VA 22304
4Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209
5Park Adams, 2000 N Adams Street, Arlington, VA 22201
6The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203
7The Paramount, 1425 South Eads Street, Arlington, VA 22202
8The Wellington, 1850 Columbia Pike, Arlington, VA 22204
9Trove, 1201 South Ross St, Arlington, VA 22204
10Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044
11Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171
12Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171
13Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176
14Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109
15The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101
16Yale West, 443 New York Avenue NW, Washington, DC 20001
17Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329
18Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080
19Elme Eagles Landing, 860 and 900 Rock Quarry Road, Stockbridge, GA 30281

Following the Portfolio Sale Transaction, the Company owns 10 properties, all of which are expected to be sold subject to a Plan of Sale and Liquidation which was approved by the Company’s shareholders on October 30, 2025.

On November 12, 2025, in connection with the closing of the Portfolio Sale Transaction, the Company caused the repayment in full of all indebtedness, liabilities and other obligations under, and terminated, each of (i) the Third Amended and Restated Credit Agreement, dated July 10, 2024, by and among the Company, as borrower, the financial institutions party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent (the “Revolver”), (ii) the Term Loan Agreement, dated January 10, 2023, as amended by and among the Company, the lenders party thereto, and Truist Bank, as administrative agent (the “ Existing Term Loan”), and (iii) the Note Purchase Agreement, dated September 29, 2020, by and among the Company and other parties named therein as purchasers (the “NPA Notes”). On November 12, 2025, also in connection with the closing of the Portfolio Sale Transaction, the Company provided notice to the holders of its 7.25% senior notes due 2028 (the “Senior Notes”, and together with the Revolver, the Existing Term Loan and the NPA Notes, the “Prepaid Indebtedness”). In connection with the redemption of the Senior Notes, on November 12, 2025, the Company caused funds sufficient to pay and discharge the entire indebtedness on the Senior Notes and all other sums payable by the Company under the Indenture to be irrevocably deposited with the Trustee and, accordingly, the Indenture with respect to the Senior Notes was satisfied and discharged, except with respect to those obligations under the Indenture that expressly survive satisfaction and discharge.

Also on November 12, 2025, certain indirect subsidiaries of the Company, as borrowers (collectively, the “Borrowers”), and Goldman Sachs Bank USA, as lender (the “Lender”), entered into that certain Loan Agreement (the “Loan Agreement”) pursuant to which the Lender has made a senior secured term loan of $520.0 million (the “New Term Loan”) to the Borrowers, which is secured by first priority mortgages and security interests on all 10 properties that remain under the Company following the closing of the Portfolio Sale Transaction.

The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of Elme, adjusted to give effect to the Portfolio sale Transaction, the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness and the execution of the New Term Loan. The unaudited pro forma financial information has been derived from and should be read in conjunction with the consolidated financial statements and notes thereto included in Elme Communities' Annual Report on Form 10-K for the twelve months ended December 31, 2024 and Elme Communities' Quarterly Report on Form 10-Q for the nine months ended September 30, 2025.

The unaudited pro forma balance sheet as of September 30, 2025 presents consolidated financial information as if the Portfolio Sale Transaction, repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness and origination of the New Term Loan had taken place on September 30, 2025. The unaudited pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2024 and the nine months ended September 30, 2025 present the pro forma results of operations as if Portfolio Sale Transaction, repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness and origination of the New Term Loan had taken place as of January 1, 2024. The unaudited pro forma condensed consolidated statements of comprehensive income (loss) for the twelve months ended December 31, 2024 and the nine months ended September 30, 2025 present the pro forma results of operations as if the Portfolio Sale Transaction, repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness and origination of the New Term Loan had taken place as of January 1, 2024. Explanations or details of the pro forma adjustments are in the notes to each of the unaudited consolidated pro forma financial statements.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Elme’s actual results of operations would have been had the transactions been consummated on the dates indicated, nor does it purport to represent Elme’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2024 and September 30, 2025 are not necessarily indicative of the operating results for these periods.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Elme Communities		Disposition of Cortland Portfolio		Additional Transaction Accounting Adjustments		Existing Debt Prepayment		New Debt Origination		Pro Forma

Assets
Land	$358,359		$(224,917)	(1)	$—		$—		$—		$133,442
Income producing property	1,891,472		(1,289,277)	(1)	—		—		—		602,195
	2,249,831		(1,514,194)		—		—		—		735,637
Accumulated depreciation and amortization	(638,522)		450,124	(1)	—		—		—		(188,398)
Net income producing property	1,611,309		(1,064,070)		—		—		—		547,239
Properties under development or held for future development	30,980		(593)	(1)	—		—		—		30,387
Total real estate held for investment, net	1,642,289		(1,064,663)		—		—		—		577,626
Cash and cash equivalents	7,088		1,574,473	(2)	(1,387)	(3)	(739,468)	(4)	490,639	(5)	1,331,345
Restricted cash	2,293		(725)	(1)	—		—		19,994	(5)	21,562
Rents and other receivables	13,313		(3,260)	(1)	(526)	(6)	—		—		9,527
Prepaid expenses and other assets	21,876		(709)	(1)	—		(4,748)	(7)	(500)	(5)	15,600
									(319)	(13)
Total assets	$1,686,859		$505,116		$(1,913)		$(744,216)		$509,814		$1,955,660
Liabilities
Notes payable, net	$523,329		$—		$—		$(523,329)	(8)	$—		$—
Line of credit	186,000		—		—		(186,000)	(8)	—		—
Secured debt, net	—		—		—		—		520,000	(5)	509,539
									(9,867)	(5)
									(594)	(13)
Accounts payable and other liabilities	41,656		(8,474)	(1)	—		(315)	(4)(9)	275	(13)	33,142
Dividend payable	15,943	(10)	—		—		—		—		15,943
Advance rents	4,761		(3,144)	(1)	—		—		—		1,617
Tenant security deposits	5,991		(3,582)	(1)	—		—		—		2,409
Total liabilities	777,680		(15,200)		—		(709,644)		509,814		562,650
Equity
Shareholders’ equity
Preferred shares; $0.01 par value; 10,000 shares authorized; no shares issued or outstanding	$—		$—		$—		$—		$—		$—

Shares of beneficial interest, $0.01 par value; 150,000 authorized; 88,161 shares issued and outstanding	882	—		—		—		—	882
Additional paid in capital	1,744,621	—		—		—		—	1,744,621
Distributions in excess of net income	(825,659)	520,316	(11)	(1,913)	(11)	(45,511)	(12)	—	(352,767)
Accumulated other comprehensive loss	(10,939)	—		—		10,939	(9)	—	—
Total shareholders’ equity	908,905	520,316		(1,913)		(34,572)		—	1,392,736
Noncontrolling interests in subsidiaries	274	—		—		—		—	274
Total equity	909,179	520,316		(1,913)		(34,572)		—	1,393,010
Total liabilities and equity	$1,686,859	$505,116		$(1,913)		$(744,216)		$509,814	$1,955,660
See accompanying notes to the pro forma consolidated balance sheet.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2025

(1)     Represents the elimination of assets or liabilities, as applicable, associated with the Cortland Portfolio.

(2)     Represents the estimated net cash proceeds for the Cortland Portfolio, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$1,605,560	Represents the aggregate contract sale price of the Portfolio Sale Transaction
(12,583)	Less: net credits to buyer
(18,504)	Less: transaction costs including tax titles and fees
$1,574,473	Net cash proceeds from disposition of Cortland Portfolio

(3)     Represents additional disposition-related compensation expenses for non-executive employees not paid at settlement.

(4)     Represents the estimated net cash payments for the existing debt prepayment, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$(711,000)	Represents the repayment or satisfaction and discharge, as appropriate, of Prepaid Indebtedness principal balance as of September 30, 2025
(19,000)	Plus: incremental borrowings on the Revolver between September 30, 2025 and November 12, 2025
(3,550)	Plus: The prepayment penalties associated with the Senior Notes
(5,603)	Plus: Other net make-whole amounts
(315)	Plus: Cash portion of the interest rate swaps referred to in footnote (9).
$(739,468)	Net existing debt repayment

(5)    Represents the estimated net cash proceeds for the new debt origination, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$520,000	New debt origination of the New Term Loan
500	Plus: return of deposit
(9,867)	Less: debt origination fees paid at settlement
(19,994)	Less: amounts held in escrow
$490,639	Net new debt origination

(6)    Represents the receivable for the Company’s selling costs reimbursed at settlement by the buyer of the Cortland Portfolio.

(7)    Represents the net capitalized Revolver costs.

(8)    Represents the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness.

(9)    Represents extinguishment of our two interest rate swaps, with an aggregate notional amount of $150.0 million, associated with the Prepaid Indebtedness. These forward interest rate swap arrangements previously effectively fixed (i) a portion of our variable rate debt based on an adjusted daily SOFR at 4.72% (subject to applicable interest rate margins) and (ii) the $125.0 million Existing Term Loan term loan’s interest rate at 5.77% beginning on January 10, 2025 through the extended loan maturity date of January 10, 2026. The cash portion of these interest rate swaps are reflected in footnote (5).

(10)    Represents the regular quarterly dividend that has been since suspended which was paid on October 3, 2025. The Company has since suspended future regular quarterly dividends.

(11)     Represents the pro forma gain (loss) on sale of real estate for the Cortland Portfolio.

(12)     Represents pro forma loss from repayment or satisfaction and discharge, as appropriate, of Prepaid Indebtedness.

(13)    Represents additional expenses associated with the new debt origination not paid at settlement.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Elme Communities	Disposition of Cortland Portfolio		Existing Debt Prepayment		New Debt Origination
								Pro Forma
Revenue
Real estate rental revenue	$185,695	$(113,914)	(1)	$—		$—		$71,781
Expenses
Property operating and maintenance	44,849	(25,974)	(1)	—		—		18,875
Real estate taxes and insurance	23,946	(15,234)	(1)	—		—		8,712
Property management	6,765	(4,329)	(1)	—		—		2,436
General and administrative expenses	30,982	—		—		—		30,982
Depreciation and amortization	70,570	(44,179)	(1)	—		—		26,391
Real estate impairment	111,719	—		—		—		111,719
	288,831	(89,716)		—		—		199,115
Real estate operating income (loss)	(103,136)	(24,198)		—		—		(127,334)
Other income (expense)
Interest expense	(28,619)	—		28,619	(2)	(32,052)	(3)	(32,052)
Loss on extinguishment of debt, net	—	—		(45,511)	(4)	—		(45,511)
	(28,619)	—		(16,892)		(32,052)		(77,563)
Net loss	$(131,755)	$(24,198)		$(16,892)		$(32,052)		$(204,897)

Basic net loss per common share:	$(1.50)							$(2.33)

Diluted net loss per common share:	$(1.50)							$(2.33)

Weighted average shares outstanding – basic	88,089							88,089
Weighted average shares outstanding – diluted	88,089							88,089

See accompanying notes to the pro forma condensed consolidated statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(1)    Represents the elimination of income or expenses, as applicable, associated with the Cortland Portfolio.

(2)    Represents the interest expense associated with the Prepaid Indebtedness as if the Prepaid Indebtedness were prepaid as of January 1, 2025.

(3)    Represents the interest expense, with an assumed interest rate of 6.21%, associated with the New Term Loan for the period from January 1, 2025 through September 30, 2025. This rate is the one-month term SOFR of 3.96% on November 12, 2025, plus the current spread of 2.25%. The effect on income of a 0.125% variance in interest rates would result in an increase or decrease of $487.5 thousand for the nine months ended September 30, 2025.

(4)    Represents the write-off of unamortized debt costs and prepayment penalties associated with the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025
(IN THOUSANDS)

	Elme Communities	Disposition of Cortland Portfolio	Existing Debt Prepayment		New Debt Origination
						Pro Forma
Net loss	$(131,755)	$(24,198)	$(16,892)		$(32,052)	$(204,897)
Other comprehensive income:
Unrealized gain on interest rate hedges	598	—	(598)	(1)	—	—
Reclassification of unrealized loss on interest rate derivatives to earnings	1,529	—	(1,529)	(1)	—	—
Comprehensive loss	$(129,628)	$(24,198)	$(19,019)		$(32,052)	$(204,897)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025

(1)    Represents the write-off of comprehensive income associated with the extinguishment of our two interest rate swaps, with an aggregate notional amount of $150.0 million, associated with the Prepaid Indebtedness.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Elme Communities	Disposition of Cortland Portfolio		Existing Debt Prepayment		New Debt Origination
								Pro Forma
Revenue
Real estate rental revenue	$241,935	$(146,544)	(1)	$—		$—		$95,391
Expenses
Property operating and maintenance	56,282	(32,661)	(1)	—		—		23,621
Real estate taxes and insurance	32,419	(20,290)	(1)	—		—		12,129
Property management	8,861	(5,609)	(1)	—		—		3,252
General and administrative expenses	24,969	—		—		—		24,969
Depreciation and amortization	95,935	(60,310)	(1)	—		—		35,625
	218,466	(118,870)		—		—		99,596
Real estate operating income (loss)	23,469	(27,674)						(4,205)
Other income (expense)
Interest expense	(37,835)	—		37,835	(2)	(42,736)	(3)	(42,736)
Loss on extinguishment of debt, net	(147)	—		(45,511)	(4)	—		(45,658)
Other income	1,410	(203)	(1)	—		—		1,207
	(36,572)	(203)		(7,676)		(42,736)		(87,187)
Net loss	$(13,103)	$(27,877)		$(7,676)		$(42,736)		$(91,392)

Basic net loss per common share:	$(0.15)							$(1.04)

Diluted net loss per common share:	$(0.15)							$(1.04)

Weighted average shares outstanding – basic	87,920							87,920
Weighted average shares outstanding – diluted	87,920							87,920

See accompanying notes to the pro forma condensed consolidated statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024

(1)    Represents the elimination of income or expenses, as applicable, associated with the Cortland Portfolio.

(2)    Represents the interest expense associated with the Prepaid Indebtedness as if the Prepaid Indebtedness were prepaid as of December 31, 2024.

(3)    Represents the interest expense, with an assumed interest rate of 6.21%, associated with the New Term Loan for the period from January 1, 2024 through December 31, 2024. This rate is the one-month term SOFR of 3.96% on November 12, 2025, plus the current spread of 2.25%. The effect on income of a 0.125% variance in interest rates would result in an increase or decrease of $650.0 thousand for the twelve months ended December 31, 2024.

(4)    Represents the write-off of unamortized debt costs and prepayment penalties associated with the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024
(IN THOUSANDS)

	Elme Communities	Disposition of Cortland Portfolio	Existing Debt Prepayment		New Debt Origination
						Pro Forma
Net loss	$(13,103)	$(27,877)	$(7,676)		$(42,736)	$(91,392)
Other comprehensive income:
Unrealized gain on interest rate hedges	(2,147)	—	2,147	(1)	—	—
Reclassification of unrealized loss on interest rate derivatives to earnings	2,039	—	(2,039)	(1)	—	—
Comprehensive loss	$(13,211)	$(27,877)	$(7,568)		$(42,736)	$(91,392)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024

(1)    Represents the write-off of comprehensive income associated with the extinguishment of our two interest rate swaps, with an aggregate notional amount of $150.0 million, associated with the Prepaid Indebtedness.